Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Arthur Halleran, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 20-F of Trillion Energy International Inc. for the fiscal year ended December 31, 2022, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trillion Energy International Inc.

Date: June 5, 2023

/s/ Arthur Halleran
Arthur Halleran
Chief Executive Officer
Principal Executive Officer